UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2006

Date of reporting period: March1, 2005 - February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

2|28|06

Annual Report

PUTNAM INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Small Cap Value Fund

2| 28| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Federal tax information	56
Brokerage commissions	57
About the Trustees	58
Officers	64

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Small Cap Value Fund: seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large — comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and startups to obtain financing; on the other hand, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst to unlock the value in the stock — specifically, stocks that seem attractively priced relative to their peers and to the underlying company’s earnings. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

companies are historically much more volatile than blue chips; relatively minor earnings disappointments or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of small-capitalization U.S. companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

Highlights
* For the year ended February 28, 2006, Putnam Small Cap Value Fund’s class A shares returned 16.24% without sales charges.
* The fund’s benchmark, the Russell 2000 Value Index, returned 15.62% for the period.
* The average return for the fund’s Lipper category, Small-Cap Value Funds, was 13.27%.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 2/28/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 4/13/99)	17.43%	16.51%	201.86%	186.04%

5 years	15.14	13.90	102.33	91.68

3 years	32.51	30.16	132.70	120.53

1 year	16.24	10.13	16.24	10.13

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

We are pleased to report that for the 12 months ended February 28, 2006, your fund’s return at net asset value (NAV, or without sales charges) exceeded both the average return for funds in its Lipper peer group and the return of its benchmark, the Russell 2000 Value Index. The fund continued to benefit from our research-driven investment style and bottom-up stock selection process. The most significant factor behind the outperformance was strong stock selection across a number of industries. Returns were further boosted by merger and acquisition activity that caused the prices of several holdings to appreciate throughout the year. Sector weightings, while generally beneficial, played a much less important role, given our bottom-up focus.

Market overview

U.S. equity markets saw positive results — and, in a number of cases, attained double-digit returns — for the 12 months ended February 28, 2006. However, amid supportive trends of continued economic expansion, improving job creation, and solid corporate profits, investors also grappled with concerns about soaring energy prices and steadily rising interest rates.

Energy prices affected not only the United States but also economies around the globe, and helped drive the profits of oil companies to new heights. Even prior to the Gulf Coast hurricanes, refining bottlenecks kept gasoline supplies tight despite adequate crude supplies. As the impact of these price spikes began to appear in high Producer Price Index (PPI) figures, the one-two punch of Hurricanes Katrina and Rita, which disrupted the Gulf Coast oil industry, caused oil prices to hit a record high of just over $70 per barrel before moderating. The surge in energy costs had a trickle-down effect on industries such as airlines and other transportation sources.

The Federal Reserve Board (the Fed) continued its tightening program throughout the period, targeting potential inflation by raising short-term interest rates. The first half of the fiscal year alone brought four increases, and investors grew jittery when Chairman Alan Greenspan warned about high federal budget deficits and “froth” in the housing markets. By the beginning of 2006, though, increase-weary investors began to hope for an end to the long cycle as fourth-quarter GDP (Gross Domestic Product) slowed to a seemingly non-infla-tionary annual rate of 1.1% . January brought the fourteenth consecutive rate increase, however, marking the end of Greenspan’s tenure as Chairman. By fiscal year-end, a drop in U.S. unemployment to a five-year low triggered fears of inflation and raised the specter of continuing interest-rate increases, but the new Fed Chairman, Ben Bernanke, took pains to reassure investors of the economy’s strength, and the markets ended their volatile 12-month run on an up note.

Strategy overview

Your fund’s management team is committed to seeking out high-quality, undervalued stocks with what we consider to be improving fundamentals. Small-cap stocks are often under-researched, overlooked, and inefficiently priced. We look for companies that we believe have sustainable revenues, healthy balance sheets, and strong cash flow. We also look for any positive catalyst that we believe may improve a company’s prospects and stimulate capital appreciation. As value investors, we know we must be patient, because it can take many months for the market to recognize a stock’s true worth. Often, we may hold a stock for 12 to 18 months before it approaches what we consider its fair value. We believe our intermediate- to long-term outlook differentiates this fund from other funds that may focus on achieving results over shorter periods.

We use bottom-up analysis to identify stocks we believe are inexpensive and have a catalyst for positive change. The

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 2/28/06.

Equities
Russell 2000 Value Index (small-company value stocks)	15.62%

Russell 3000 Value Index (multi-cap value stocks)	10.72%

Russell 3000 Growth Index (multi-cap growth stocks)	10.16%

S&P 500 Index (broad stock market)	8.40%

Bonds
Lehman Aggregate Bond Index (broad bond market)	2.74%

Lehman Municipal Bond Index (tax-exempt bonds)	3.87%

Lehman Credit Index (corporate bonds)	2.00%

fund also seeks broad diversification across industries and market sectors, and typically holds 200 or more companies in the portfolio. Because the small-cap value universe is so vast and the market typically operates with a number of inefficiencies, we have many stocks to evaluate and select for the portfolio. This focus on diversification helps us pursue one of our key performance objectives: to avoid owning large positions in any stocks that might severely underperform, a constant danger in the small-cap universe.

Your fund’s holdings

Stocks from a variety of industries and sectors contributed to the fund’s positive returns during this fiscal year. The leading positive contributor was AAR Corporation, which provides after-market products and support to the aviation industry. AAR was well positioned in this environment and its earnings were boosted by favorable business conditions. Even though the airline industry suffered losses from energy costs, airlines had to continue to fly, requiring maintenance and support of their fleet — and AAR reaped the benefits. This niche, together with a solid management team that continues to implement successful strategic initiatives, leads us to believe that AAR offers additional long-term growth potential.

In the pharmaceutical area, our position in Alpharma continued to be a rewarding one. This specialty pharmaceutical company benefited from selling off its generic pharmaceutical business units, and the stock price rose accordingly.

Merger and acquisition (M&A) activity also helped spur positive results, since the stocks of acquired companies generally benefit from a price premium. The firms whose stocks we target are generally small and inexpensive, which can make them prime M&A candidates. We had a significant number of holdings involved in M&A activity this fiscal year, which we take as further evidence of the effectiveness of our stock selection. Two such holdings were D&K Healthcare Resources and Hughes Supply. Shares of D&K Healthcare, a wholesale distributor of branded and generic pharmaceutical products, rose almost 50% on news of its acquisition by McKesson Corporation. We sold our position in D&K, taking profits. Hughes Supply, a distributor of construction, repair, and maintenance-related products, not only had stellar earnings, but is also in the process of a takeover by Home Depot, which has bumped up its price accordingly.

Several of the fund’s holdings were beset by difficult business conditions, high costs, and tepid fundamentals. The consumer area was especially hard-hit by these factors, as well as by changing market tastes. Movie Gallery is a national chain that rents and sells videos, DVDs, and electronic games for home use. The company, which focuses on rural and secondary markets, moved to expand its base by acquiring competitors over the past few years. A 2005 merger with Hollywood Entertainment was initially

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 2/28/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

AAR Corp. (1.2%)	Aerospace and defense

Stancorp Financial Group (1.0%)	Insurance

PolyOne Corp. (0.9%)	Chemicals

BankAtlantic Bancorp, Inc. Class A (0.9%)	Banking

Banta Corp. (0.9%)	Commercial and consumer services

Republic Bancorp, Inc. (0.9%)	Banking

Brooks Automation, Inc. (0.8%)	Semiconductor

X-Rite, Inc. (0.8%)	Electronics

Mueller Industries, Inc. (0.8%)	Metal fabricators

Advanta Corp. Class B (0.8%)	Financials

seen as a positive move by investors and the stock’s price increased. However, as the year progressed, business conditions became more difficult and the stock price declined significantly. The fund has maintained a position because we believe business conditions will improve. Another consumer-related company, Sanderson Farms, is one of the largest poultry producers in the United States. The impact of market/consumer changes, including declining interest in high-protein diets, caused poultry prices to decline and affected sales. We believe these issues will change in the future and we are keeping this holding.

Another sector that felt the impact of changing business conditions was finan-cial services. BankAtlantic Bancorp encountered increasing competition for assets in an already crowded Florida field. In addition, although short-term interest rates have increased, longer-term rates have not risen to the same degree, creating an inverted yield curve in which short-term rates are higher than long-term rates. In such an environment, banks like BankAtlantic cannot derive substantial profits from loans as they have in the past. Many smaller banks that do not have the same breadth or customer base as the large national entities are currently facing these same issues and will most likely continue to struggle until the yield curve shifts. Given our belief that these are temporary factors, we are maintaining our position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While we are certainly cognizant of changing economic conditions, our strategy is generally to take a longer-term view of events rather than overreacting to short-term circumstances. Ultimately, our management approach is tied to individual stock analysis and selection rather than macroeconomic forecasts. Small-cap value stocks have produced several years of strong returns and, while we continue to have strong expectations for this asset class over the longer term, we nonetheless believe that the market may be moderating somewhat. Many stocks in this area have appreciated significantly, so uncovering strong performers will require ever more vigilant research. We believe that we have the process and expertise to uncover these undervalued companies and remain committed to continuing to structure a portfolio of stocks that, in our opinion, provide high-quality, attractive valuations; improving fundamentals; and solid performance prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund is currently closed to new investors. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	201.86%	186.04%	187.12%	187.12%	186.95%	186.95%	192.06%	181.82%	205.93%
Annual average	17.43	16.51	16.58	16.58	16.57	16.57	16.87	16.26	17.66

5 years	102.33	91.68	94.92	92.92	94.95	94.95	97.46	90.62	105.06
Annual average	15.14	13.90	14.28	14.05	14.28	14.28	14.58	13.77	15.45

3 years	132.70	120.53	127.62	124.62	127.59	127.59	129.37	121.26	134.53
Annual average	32.51	30.16	31.54	30.96	31.54	31.54	31.88	30.31	32.86

1 year	16.24	10.13	15.35	10.69	15.39	14.46	15.70	11.67	16.53

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $28,712 and $28,695, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $29,206 ($28,182 at public offering price). A $10,000 investment in the fund’s class Y shares would have been valued at $30,593. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 2/28/06

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Life of fund	168.89%	165.89%
Annual average	15.47	15.07

5 years	99.16	97.63
Annual average	14.77	14.41

3 years	115.46	109.43
Annual average	29.16	27.75

1 year	15.62	13.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/06, there were 255, 202, 146, and 116 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 2/28/06

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Capital gains

Long-term	$3.596		$3.596	$3.596	$3.596		$3.596

Short-term	0.193		0.193	0.193	0.193		0.193

Total	$3.789		$3.789	$3.789	$3.789		$3.789

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV
2/28/05	$19.11	$20.17	$18.22	$18.25	$18.61	$19.28	$19.34

2/28/06	18.17	19.18	16.98	17.02	17.49	18.08*	18.49

* Reflects a reduction in sales charge that took effect on April 1, 2005.

Fund performance for most recent calendar quarter Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	213.15%	196.74%	197.60%	197.60%	197.40%	197.40%	202.74%	192.13%	217.34%
Annual average	17.80	16.89	16.94	16.94	16.93	16.93	17.23	16.63	18.03

5 years	116.97	105.66	109.10	107.10	109.11	109.11	111.78	104.36	119.87
Annual average	16.76	15.51	15.90	15.67	15.90	15.90	16.19	15.37	17.07

3 years	140.03	127.34	134.78	131.78	134.73	134.73	136.62	128.29	141.91
Annual average	33.89	31.49	32.91	32.34	32.90	32.90	33.26	31.67	34.24

1 year	22.77	16.33	21.83	16.91	21.86	20.88	22.16	17.90	23.11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*	$ 6.63	$ 10.49	$ 10.50	$ 9.21	$ 5.34

Ending value (after expenses)	$1,088.90	$1,085.00	$1,085.50	$1,086.90	$1,090.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*	$ 6.41	$ 10.14	$ 10.14	$ 8.90	$ 5.16

Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y
Your fund’s annualized
expense ratio*	1.28%	2.03%	2.03%	1.78%	1.03%

Average annualized expense
ratio for Lipper peer group†	1.56%	2.31%	2.31%	2.06%	1.31%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002
Putnam Small Cap Value Fund	29%	24%	24%	36%	34%

Lipper Small-Cap Value Funds
category average	68%	67%	66%	76%	86%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 3/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Eric Harthun is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Edward Shadek	2006					*

Portfolio Leader	2005					*

Eric Harthun	2006			*

Portfolio Member	2005			*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,100,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended February 28, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006					*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005			*

Steven Krichmar	2006				*

Chief of Operations	2005					*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006			*

Chief Administrative Officer	2005			*

Edward Shadek	2006					*

Deputy Head of Investments	2005					*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (reduced to 3.25% on April 1, 2005).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

12th	47th	25th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 234, 171, and 132 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one- and five-year periods ended March 31, 2006, were 29% and 35%, respectively. Over the one- and five-year periods ended March 31, 2006, the fund ranked 74th out of 256 and 50th out of 146 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 2/28/06

COMMON STOCKS (98.6%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Valassis Communications, Inc. †	66,400	$1,829,320

Aerospace and Defense (2.5%)
AAR Corp. †	385,600	9,759,536
Heico Corp. (S)	84,300	2,480,106
Heico Corp. Class A	25,840	672,098
Herley Industries, Inc. †	124,500	2,341,845
Innovative Solutions & Support, Inc. † (S)	182,450	2,574,370
Teledyne Technologies, Inc. †	75,200	2,491,376
		20,319,331

Airlines (1.0%)
Airtran Holdings, Inc. †	153,100	2,722,118
SkyWest, Inc.	177,000	5,127,690
		7,849,808

Automotive (1.0%)
Aaron Rents, Inc.	65,150	1,706,930
American Axle & Manufacturing Holdings, Inc.	232,100	3,764,662
CLARCOR, Inc.	69,000	2,335,650
		7,807,242

Banking (9.0%)
AMCORE Financial, Inc.	144,900	4,333,959
BankAtlantic Bancorp, Inc. Class A	553,300	7,552,545
Brookline Bancorp, Inc.	427,565	6,417,751
Colonial Bancgroup, Inc.	165,800	4,163,238
East West Bancorp, Inc.	57,000	2,148,330
First Community Bancorp	50,200	2,997,944
First Niagara Financial Group, Inc.	193,897	2,732,009
Flagstar Bancorp, Inc.	298,200	4,607,190
Irwin Financial Corp.	203,900	4,086,156
Netbank, Inc.	590,000	4,395,500
NewAlliance Bancshares, Inc.	144,800	2,054,712
PFF Bancorp, Inc.	162,400	5,104,232
Provident Bankshares Corp.	119,140	4,333,122
Republic Bancorp, Inc.	597,050	7,242,217
Sterling Bancshares, Inc.	257,600	4,590,432
Webster Financial Corp.	91,900	4,333,085
Wintrust Financial Corp. (S)	37,300	1,964,964
		73,057,386

Basic Materials (0.9%)
Ameron International Corp.	73,800	4,383,720
Chaparral Steel Co. †	73,200	3,353,292
		7,737,012

COMMON STOCKS (98.6%)* continued

	Shares	Value

Broadcasting (0.4%)
Sinclair Broadcast Group, Inc. Class A	434,000	$3,120,460

Building Materials (1.8%)
Apogee Enterprises, Inc.	329,900	5,703,971
Interface, Inc. Class A †	302,200	3,348,376
Lennox International, Inc.	176,200	5,664,830
		14,717,177

Capital Goods (0.3%)
Bandag, Inc. (S)	53,000	2,266,810

Chemicals (4.2%)
A. Schulman, Inc.	110,326	2,584,938
Airgas, Inc.	119,800	4,359,522
Delta & Pine Land Co.	203,000	5,137,930
H.B. Fuller Co.	63,400	2,574,040
Olin Corp.	197,300	4,145,273
Omnova Solutions, Inc. †	861,100	5,226,877
PolyOne Corp. †	880,500	7,686,765
RPM, Inc.	143,100	2,581,524
		34,296,869

Commercial and Consumer Services (3.4%)
4Kids Entertainment, Inc. † (S)	103,500	1,759,500
Banta Corp.	151,900	7,399,049
Brink’s Co. (The)	91,900	4,500,343
ePlus, Inc. †	94,300	1,329,630
Global Cash Access, Inc. †	159,800	2,700,620
MPS Group, Inc. †	207,100	3,135,494
Paxar Corp. †	50,900	976,262
RemedyTemp, Inc. Class A †	139,674	1,466,577
TeleTech Holdings, Inc. † (S)	295,200	3,645,720
		26,913,195

Communications Equipment (1.6%)
Arris Group, Inc. †	119,200	1,512,648
Belden CDT, Inc.	191,900	4,947,182
Inter-Tel, Inc. (S)	236,100	4,634,643
Radyne Comstream Corp. †	169,100	2,374,164
		13,468,637

Computers (1.5%)
Agilysys, Inc.	158,800	2,269,252
Brocade Communications Systems, Inc. †	403,500	2,126,445
Emulex Corp. †	113,700	2,023,860
Intergraph Corp. †	28,900	1,047,914
Netgear, Inc. †	104,400	1,791,504
Xyratex Ltd. (Bermuda) †	118,700	3,003,110
		12,262,085

COMMON STOCKS (98.6%)* continued

	Shares	Value

Conglomerates (1.6%)
AMETEK, Inc.	93,300	$3,996,972
Crane Co. (Australia)	119,870	4,613,796
Walter Industries, Inc.	73,900	4,864,837
		13,475,605

Consumer Finance (0.4%)
AmeriCredit Corp. †	116,500	3,436,750

Consumer Goods (2.3%)
American Greetings Corp. Class A (S)	189,000	3,965,220
Blyth Industries, Inc.	192,100	4,279,988
Elizabeth Arden, Inc. †	143,300	3,496,520
Lancaster Colony Corp.	105,700	4,242,798
Prestige Brands Holdings, Inc. †	154,200	1,723,956
Spectrum Brands, Inc. †	53,200	1,014,524
		18,723,006

Consumer Services (0.3%)
Stewart Enterprises, Inc. Class A	547,400	2,775,318

Distributors (0.2%)
Hughes Supply, Inc.	39,500	1,826,875

Electric Utilities (1.6%)
Black Hills Corp.	113,164	3,912,079
Sierra Pacific Resources †	340,100	4,843,024
Westar Energy, Inc.	207,000	4,454,640
		13,209,743

Electrical Equipment (2.0%)
Lincoln Electric Holdings, Inc.	75,940	3,505,390
Rofin-Sinar Technologies, Inc. †	68,660	3,617,009
Watsco, Inc.	51,500	3,585,430
WESCO International, Inc. †	95,300	5,462,596
		16,170,425

Electronics (4.5%)
Avnet, Inc. †	198,738	4,994,286
Diodes, Inc. †	62,350	2,355,583
Dionex Corp. †	18,600	1,020,582
Directed Electronics, Inc. †	106,960	1,513,484
General Cable Corp. †	183,000	4,941,000
Methode Electronics, Inc. Class A	324,700	3,984,069
Monolithic System Technology, Inc. † (S)	229,500	1,659,285
Park Electrochemical Corp.	191,200	5,519,944
Standard Microsystems Corp. †	36,252	1,178,915
TTM Technologies, Inc. †	262,000	3,382,420
X-Rite, Inc. (S)	517,300	6,595,575
		37,145,143

COMMON STOCKS (98.6%)* continued

	Shares	Value

Energy (1.5%)
GulfMark Offshore, Inc. †	123,800	$3,394,596
Hydril Co. †	16,600	1,117,844
Pride International, Inc. †	60,500	1,873,685
Tidewater, Inc.	114,000	5,956,500
		12,342,625

Engineering & Construction (0.5%)
EMCOR Group, Inc. †	94,600	4,123,614

Financial (0.8%)
Advanta Corp. Class B	185,300	6,498,471

Food (1.8%)
Chiquita Brands International, Inc.	118,400	2,038,848
Flowers Foods, Inc.	149,650	4,115,375
Ralcorp Holdings, Inc. †	89,900	3,471,938
Sanderson Farms, Inc.	160,800	3,749,856
TreeHouse Foods, Inc. †	65,200	1,470,260
		14,846,277

Forest Products and Packaging (0.6%)
Albany International Corp.	89,300	3,319,281
Silgan Holdings, Inc.	37,600	1,482,192
		4,801,473

Health Care Services (2.2%)
AMERIGROUP Corp. †	63,200	1,351,848
Hooper Holmes, Inc.	1,380,500	3,920,620
Odyssey Healthcare, Inc. †	113,100	2,128,542
Pediatrix Medical Group, Inc. †	25,300	2,387,814
PSS World Medical, Inc. † (S)	193,300	3,340,224
Sierra Health Services, Inc. †	51,400	2,142,866
Sunrise Assisted Living, Inc. †	79,200	2,808,432
		18,080,346

Homebuilding (2.0%)
Champion Enterprises, Inc. †	318,600	4,944,672
Fleetwood Enterprises, Inc. † (S)	373,400	4,219,420
Levitt Corp. Class A	221,800	5,159,068
Meritage Homes Corp. † (S)	29,500	1,726,635
		16,049,795

Household Furniture and Appliances (0.3%)
Furniture Brands International, Inc. (S)	95,700	2,365,704

Insurance (10.7%)
American Equity Investment Life Holding Co. (S)	474,800	6,357,572
AmerUs Group Co.	91,900	5,536,975
Bristol West Holdings, Inc.	121,911	2,260,230
Ceres Group, Inc. †	458,729	2,481,724

COMMON STOCKS (98.6%)* continued

	Shares	Value

Insurance continued
Commerce Group, Inc.	92,800	$5,012,128
FBL Financial Group, Inc. Class A	93,500	3,199,570
Fremont General Corp.	224,300	5,320,396
Hub International, Ltd. (Canada)	87,600	2,505,360
Infinity Property & Casualty Corp.	146,700	5,818,122
Landamerica Financial Group, Inc. (S)	83,400	5,562,780
Navigators Group, Inc. †	58,441	2,740,883
Ohio Casualty Corp.	122,000	3,734,420
Philadelphia Consolidated Holding Corp. †	38,200	4,087,400
Phoenix Companies, Inc. (The)	168,100	2,412,235
Presidential Life Corp.	250,000	5,477,500
Selective Insurance Group	68,900	3,735,758
Stancorp Financial Group	144,800	7,833,680
State Auto Financial Corp.	128,300	4,180,014
Stewart Information Services	104,900	4,925,055
Zenith National Insurance Corp.	90,400	4,655,600
		87,837,402

Investment Banking/Brokerage (0.7%)
MCG Capital Corp.	381,300	5,833,890

Leisure (0.5%)
Artic Cat, Inc.	185,488	4,451,712

Machinery (1.5%)
Gardner Denver, Inc. †	95,900	5,884,424
MSC Industrial Direct Co., Inc. Class A	53,400	2,529,558
Stewart & Stevenson Services, Inc.	121,000	4,168,450
		12,582,432

Manufacturing (1.8%)
Acuity Brands, Inc.	147,302	5,816,956
Blount International, Inc. †	167,300	2,733,682
Griffon Corp. †	86,700	2,039,184
Kaman Corp.	133,100	3,022,701
Tennant Co.	30,200	1,410,340
		15,022,863

Media (0.5%)
Journal Communications, Inc. Class A	330,300	4,065,993

Medical Technology (2.2%)
Conmed Corp. †	66,400	1,285,504
Datascope Corp.	152,800	5,829,320
Edwards Lifesciences Corp. †	63,300	2,617,455
Hanger Orthopedic Group, Inc. †	144,400	879,396
Serologicals Corp. † (S)	106,200	2,568,978
Vital Signs, Inc.	99,928	5,102,324
		18,282,977

COMMON STOCKS (98.6%)* continued

	Shares	Value

Metal Fabricators (1.4%)
Mueller Industries, Inc.	198,100	$6,539,281
USEC, Inc.	413,900	5,148,916
		11,688,197

Metals (1.9%)
Earle M. Jorgensen Co. †	101,500	1,421,000
Quanex Corp.	91,950	5,707,337
Reliance Steel & Aluminum Co.	38,526	3,174,157
Steel Dynamics, Inc. (S)	59,700	2,746,200
Texas Industries, Inc.	20,500	1,243,530
United States Steel Corp.	21,200	1,155,400
		15,447,624

Natural Gas Utilities (0.5%)
Energen Corp.	115,400	4,123,242

Office Equipment & Supplies (0.3%)
School Specialty, Inc. †	66,600	2,323,008

Oil & Gas (3.3%)
Cabot Oil & Gas Corp. Class A	96,000	4,344,960
Energy Partners, Ltd. †	138,900	3,193,311
EXCO Resources, Inc. †	78,450	1,004,160
Petroleum Development Corp. †	61,200	2,632,212
Range Resources Corp.	195,900	4,687,887
Remington Oil & Gas Corp. †	26,200	1,097,780
St. Mary Land & Exploration Co.	145,300	5,578,067
Universal Compression Holdings, Inc. †	64,000	2,800,000
Warren Resources, Inc. †	131,900	1,929,697
		27,268,074

Pharmaceuticals (1.4%)
Alpharma, Inc. Class A	123,520	3,736,480
First Horizon Pharmaceutical Corp. † (S)	48,200	989,064
Owens & Minor, Inc.	166,100	5,296,929
Par Pharmaceutical Cos., Inc. †	47,200	1,403,728
		11,426,201

Photography/Imaging (1.1%)
Ikon Office Solutions, Inc.	481,300	6,329,095
Imation Corp.	67,200	2,946,720
		9,275,815

Publishing (0.4%)
Playboy Enterprises, Inc. Class B †	254,600	3,528,756

Railroads (0.2%)
Rail America, Inc. (Private) †	137,000	1,356,300

COMMON STOCKS (98.6%)* continued

	Shares	Value

Real Estate (4.4%)
American Home Mortgage Investment Corp. (R)	142,794	$4,069,629
Anworth Mortgage Asset Corp. (R)	103,000	773,530
Arbor Realty Trust, Inc. (R)	182,000	4,788,420
Capital Trust, Inc. Class A (R)	83,900	2,835,820
Cedar Shopping Centers, Inc. (R)	162,800	2,476,188
Entertainment Properties Trust (R)	151,100	6,247,985
Friedman, Billings, Ramsey Group, Inc.
Class A (R) (S)	108,500	1,080,660
Getty Realty Corp. (R)	195,500	5,542,425
Lexington Corporate Properties Trust (R)	188,100	4,010,292
National Health Investors, Inc. (R)	152,300	4,054,226
		35,879,175

Restaurants (0.9%)
CBRL Group, Inc.	51,200	2,274,816
Landry’s Restaurants, Inc. (S)	161,800	4,994,766
		7,269,582

Retail (5.2%)
Coldwater Creek, Inc. †	64,200	1,442,574
Cost Plus, Inc. †	53,100	1,018,989
CSK Auto Corp. †	188,800	3,003,808
Finlay Enterprises, Inc. †	95,200	807,296
Handleman Co.	331,800	3,261,594
Haverty Furniture Cos., Inc.	354,100	5,045,925
Movie Gallery, Inc. (S)	427,300	1,363,087
Nash Finch Co. (S)	132,400	4,104,400
Nautilus Group, Inc.	190,900	3,140,305
New York & Company, Inc. †	84,500	1,425,515
Nu Skin Enterprises, Inc. Class A	130,600	2,361,248
Ruddick Corp.	234,100	5,660,538
Sonic Automotive, Inc.	113,500	3,006,615
Spartan Stores, Inc.	48,300	569,457
Sports Authority, Inc. (The) †	42,600	1,558,734
Stage Stores, Inc. (S)	80,900	2,359,044
Too, Inc. †	91,900	2,796,517
		42,925,646

Semiconductor (1.4%)
Brooks Automation, Inc. †	439,384	6,893,935
Cohu, Inc.	203,000	4,287,360
		11,181,295

Shipping (0.8%)
EGL, Inc. †	107,700	4,356,465
Tsakos Energy Navigation, Ltd. (Norway)	59,400	2,135,430
		6,491,895

COMMON STOCKS (98.6%)* continued

	Shares	Value

Software (0.9%)
Hyperion Solutions Corp. †	60,900	$2,043,195
Indus International, Inc. †	237,600	831,600
MRO Software, Inc. †	130,100	1,917,674
SSA Global Technologies, Inc. †	80,900	1,354,266
Support.com, Inc. †	330,400	1,364,552
		7,511,287

Staffing (0.2%)
Kforce, Inc. †	111,335	1,348,267

Technology (0.2%)
LaBarge, Inc. †	102,600	1,717,524

Technology Services (2.0%)
Acxiom Corp.	104,400	2,701,872
DiamondCluster International, Inc. Class A †	244,000	2,383,880
Digitas, Inc. †	234,800	3,317,724
IHS, Inc. Class A †	75,530	1,898,824
MTS Systems Corp.	132,400	5,232,448
United Online, Inc.	68,100	817,881
		16,352,629

Telecommunications (1.1%)
Brightpoint, Inc. †	90,075	2,548,222
Consolidated Communications Holdings, Inc.	100,900	1,436,816
Earthlink, Inc. †	319,263	3,167,089
Equinix, Inc. †	31,100	1,630,884
Primus Telecommunications GP † (S)	292,200	254,214
		9,037,225

Textiles (0.7%)
Rocky Shoes & Boots, Inc. †	23,700	562,638
Wolverine World Wide, Inc.	230,300	5,080,418
		5,643,056

Tire & Rubber (0.6%)
Cooper Tire & Rubber	339,600	5,060,040

Transportation Services (0.5%)
Landstar Systems, Inc.	86,700	4,039,353

Waste Management (0.9%)
Duratek, Inc. †	47,800	1,047,776
URS Corp. †	136,300	5,941,315
		6,989,091

Total common stocks (cost $532,886,284)		$807,477,053

	SHORT-TERM INVESTMENTS (7.4%)*

		Principal amount/shares	Value
	Putnam Prime Money Market Fund (e)	13,801,789	$13,801,789
	Short-term investments held as collateral for loaned
	securities with yields ranging from 4.51% to 4.71%
	and due dates ranging from March 1, 2006 to
	March 24, 2006 (d)	$46,684,723	46,589,235

	Total short-term investments (cost $60,391,024)		$60,391,024

	TOTAL INVESTMENTS
	Total investments (cost $593,277,308)		$867,868,077

*	Percentages indicated are based on net assets of $819,250,592.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at February 28, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06

ASSETS
Investment in securities, at value, including $45,023,753 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $579,475,519)	$854,066,288
Affiliated issuers (identified cost $13,801,789) (Note 5)	13,801,789

Dividends, interest and other receivables	481,723

Receivable for shares of the fund sold	410,622

Receivable for securities sold	6,739,904

Total assets	875,500,326

LIABILITIES
Payable for securities purchased	4,046,622

Payable for shares of the fund repurchased	3,210,230

Payable for compensation of Manager (Notes 2 and 5)	1,538,062

Payable for investor servicing and custodian fees (Note 2)	244,069

Payable for Trustee compensation and expenses (Note 2)	62,159

Payable for administrative services (Note 2)	3,780

Payable for distribution fees (Note 2)	417,078

Collateral on securities loaned, at value (Note 1)	46,589,235

Other accrued expenses	138,499

Total liabilities	56,249,734

Net assets	$819,250,592

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$483,441,755

Undistributed net investment income (Note 1)	396,363

Accumulated net realized gain on investments (Note 1)	60,821,705

Net unrealized appreciation of investments	274,590,769

Total — Representing net assets applicable to capital shares outstanding	$819,250,592

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($476,250,582 divided by 26,204,970 shares)	$18.17

Offering price per class A share
(100/94.75 of $18.17)*	$19.18

Net asset value and offering price per class B share
($242,984,905 divided by 14,306,136 shares)**	$16.98

Net asset value and offering price per class C share
($43,993,165 divided by 2,584,991 shares)**	$17.02

Net asset value and redemption price per class M share
($7,798,579 divided by 445,935 shares)	$17.49

Offering price per class M share
(100/96.75 of $17.49)*	$18.08

Net asset value, offering price and redemption price per class Y share
($48,223,361 divided by 2,608,134 shares)	$18.49

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/06

INVESTMENT INCOME
Dividends (net of foreign tax of $11,421)	$ 12,075,260

Interest (including interest income of $251,540
from investments in affiliated issuers) (Note 5)	263,021

Securities lending	195,503

Other income (Note 6)	148,440

Total investment income	12,682,224

EXPENSES
Compensation of Manager (Note 2)	6,419,774

Investor servicing fees (Note 2)	1,721,218

Custodian fees (Note 2)	189,821

Trustee compensation and expenses (Note 2)	46,489

Administrative services (Note 2)	21,313

Distribution fees — Class A (Note 2)	1,170,400

Distribution fees — Class B (Note 2)	2,524,713

Distribution fees — Class C (Note 2)	438,169

Distribution fees — Class M (Note 2)	72,824

Other	108,368

Non-recurring costs (Notes 2 and 6)	10,274

Costs assumed by Manager (Notes 2 and 6)	(10,274)

Fees waived and reimbursed by Manager (Note 5)	(9,977)

Total expenses	12,703,112

Expense reduction (Note 2)	(281,493)

Net expenses	12,421,619

Net investment income	260,605

Net realized gain on investments (Notes 1 and 3)	162,138,386

Net unrealized depreciation of investments during the year	(41,834,959)

Net gain on investments	120,303,427

Net increase in net assets resulting from operations	$120,564,032

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/28/06	2/28/05

Operations:
Net investment income (loss)	$260,605	$ (2,528,565)

Net realized gain on investments	162,138,386	128,920,368

Net unrealized appreciation (depreciation) of investments	(41,834,959)	17,266,431

Net increase in net assets resulting from operations	120,564,032	143,658,234

Distributions to shareholders: (Note 1)

From net realized short-term gain on investments

Class A	(4,320,959)	(2,533,724)

Class B	(2,398,458)	(1,535,102)

Class C	(430,905)	(250,308)

Class M	(93,627)	(54,955)

Class Y	(684,047)	(642,955)

From net realized long-term gain on investments

Class A	(80,508,654)	(44,563,739)

Class B	(44,688,361)	(26,999,729)

Class C	(8,028,677)	(4,402,481)

Class M	(1,744,463)	(966,556)

Class Y	(12,745,251)	(11,308,443)

Redemption fees (Note 1)	917	4,931

Decrease from capital share transactions (Note 4)	(66,246,690)	(99,053,495)

Total decrease in net assets	(101,325,143)	(48,648,322)

NET ASSETS
Beginning of year	920,575,735	969,224,057

End of year (including undistributed net investment
income of $396,363 and $386,631, respectively)	$819,250,592	$920,575,735

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

		Year ended
	2/28/06	2/28/05	2/29/04	2/28/03	2/28/02

Net asset value,
beginning of period	$19.11	$18.01	$10.51	$13.83	$12.59

Investment operations:
Net investment income (a)	.05(d,e)	—(d,f )	.04	.02	.02

Net realized and unrealized
gain (loss) on investments	2.80	3.00	7.46	(3.13)	1.52

Total from
investment operations	2.85	3.00	7.50	(3.11)	1.54

Less distributions:
From net realized
gain on investments	(3.79)	(1.90)	—	(.21)	(.30)

From return of capital	—	—	—	—(f )	—

Total distributions	(3.79)	(1.90)	—	(.21)	(.30)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.17	$19.11	$18.01	$10.51	$13.83

Total return at
net asset value (%)(b)	16.24	16.83	71.36	(22.56)	12.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$476,251	$496,588	$482,998	$346,527	$579,539

Ratio of expenses to
average net assets (%)(c)	1.25(d)	1.38(d)	1.34	1.27	1.25

Ratio of net investment income (loss)
to average net assets (%)	.28(d,e)	(.03)(d)	.29	.19	.12

Portfolio turnover (%)	28.65	24.00	24.40	36.46	34.35

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	2/28/06	2/28/05	2/29/04	2/28/03	2/28/02

Net asset value,
beginning of period	$18.22	$17.37	$10.21	$13.55	$12.43

Investment operations:
Net investment loss (a)	(.08)(d,e)	(.14)(d)	(.06)	(.07)	(.08)

Net realized and unrealized
gain (loss) on investments	2.63	2.89	7.22	(3.06)	1.50

Total from
investment operations	2.55	2.75	7.16	(3.13)	1.42

Less distributions:
From net realized
gain on investments	(3.79)	(1.90)	—	(.21)	(.30)

From return of capital	—	—	—	—(f )	—

Total distributions	$(3.79)	(1.90)	—	(.21)	(.30)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$16.98	$18.22	$17.37	$10.21	$13.55

Total return at
net asset value (%)(b)	15.35	15.99	70.13	(23.17)	11.47

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$242,985	$281,226	$320,905	$267,374	$507,231

Ratio of expenses to
average net assets (%)(c)	2.00(d)	2.13(d)	2.09	2.02	2.00

Ratio of net investment loss
to average net assets (%)	(.47)(d,e)	(.78)(d)	(.46)	(.57)	(.63)

Portfolio turnover (%)	28.65	24.00	24.40	36.46	34.35

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	2/28/06	2/28/05	2/29/04	2/28/03	2/28/02

Net asset value,
beginning of period	$18.25	$17.40	$10.23	$13.57	$12.45

Investment operations:
Net investment loss (a)	(.08)(d,e)	(.14)(d)	(.06)	(.07)	(.08)

Net realized and unrealized
gain (loss) on investments	2.64	2.89	7.23	(3.06)	1.50

Total from
investment operations	2.56	2.75	7.17	(3.13)	1.42

Less distributions:
From net realized
gain on investments	(3.79)	(1.90)	—	(.21)	(.30)

From return of capital	—	—	—	—(f )	—

Total distributions	(3.79)	(1.90)	—	(.21)	(.30)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$17.02	$18.25	$17.40	$10.23	$13.57

Total return at
net asset value (%)(b)	15.39	15.96	70.09	(23.14)	11.45

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$43,993	$46,641	$49,511	$42,732	$80,970

Ratio of expenses to
average net assets (%)(c)	2.00(d)	2.13(d)	2.09	2.02	2.00

Ratio of net investment loss
to average net assets (%)	(.47)(d,e)	(.78)(d)	(.46)	(.56)	(.63)

Portfolio turnover (%)	28.65	24.00	24.40	36.46	34.35

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	2/28/06	2/28/05	2/29/04	2/28/03	2/28/02

Net asset value,
beginning of period	$18.61	$17.67	$10.36	$13.70	$12.54

Investment operations:
Net investment loss (a)	(.04)(d,e)	(.09)(d)	(.03)	(.04)	(.05)

Net realized and unrealized
gain (loss) on investments	2.71	2.93	7.34	(3.09)	1.51

Total from
investment operations	2.67	2.84	7.31	(3.13)	1.46

Less distributions:
From net realized
gain on investments	(3.79)	(1.90)	—	(.21)	(.30)

From return of capital	—	—	—	—(f )	—

Total distributions	(3.79)	(1.90)	—	(.21)	(.30)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$17.49	$18.61	$17.67	$10.36	$13.70

Total return at
net asset value (%)(b)	15.70	16.24	70.56	(22.92)	11.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$7,799	$10,561	$11,935	$10,027	$22,130

Ratio of expenses to
average net assets (%)(c)	1.75(d)	1.88(d)	1.84	1.77	1.75

Ratio of net investment loss
to average net assets (%)	(.22)(d,e)	(.53)(d)	(.21)	(.34)	(.38)

Portfolio turnover (%)	28.65	24.00	24.40	36.46	34.35

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	2/28/06	2/28/05	2/29/04	2/28/03	2/28/02

Net asset value,
beginning of period	$19.34	$18.16	$10.57	$13.87	$12.59

Investment operations:
Net investment income (a)	.11(d,e)	.03(d)	.08	.06	.05

Net realized and unrealized
gain (loss) on investments	2.83	3.05	7.51	(3.15)	1.53

Total from
investment operations	2.94	3.08	7.59	(3.09)	1.58

Less distributions:
From net realized
gain on investments	(3.79)	(1.90)	—	(.21)	(.30)

From return of capital	—	—	—	—(f )	—

Total distributions	(3.79)	(1.90)	—	(.21)	(.30)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.49	$19.34	$18.16	$10.57	$13.87

Total return at
net asset value (%)(b)	16.53	17.14	71.81	(22.35)	12.60

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$48,223	$85,561	$103,874	$36,979	$35,327

Ratio of expenses to
average net assets (%)(c)	1.00(d)	1.13(d)	1.09	1.02	1.00

Ratio of net investment income
to average net assets (%)	.55(d,e)	.25(d)	.52	.48	.36

Portfolio turnover (%)	28.65	24.00	24.40	36.46	34.35

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/06

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $45,023,753. The fund received cash collateral of $46,589,235 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2006, the fund reclassi-fied $250,873 to decrease undistributed net investment income and $2,365,204 to increase paid-in-capital, with a decrease to accumulated net realized gains of $2,114,331.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2006 were as follows:

Unrealized appreciation	$311,689,076
Unrealized depreciation	(38,531,754)
———————————————
Net unrealized appreciation	273,157,322
Undistributed short term gain	8,175,554
Undistributed long term gain	54,475,961

Cost for federal income
tax purposes	$594,710,755

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended February 28, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended February 28, 2006, Putnam Management has assumed $10,274 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 28, 2006, the fund incurred $1,910,862 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, February 28, 2006 the fund’s expenses were reduced by $281,493 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $387, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $17,209 and $478 from the sale of class A and class M shares, respectively, and received $261,572 and $642 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $158 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $240,505,518 and $474,323,790, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 2/28/06:
Shares sold	3,996,996	$ 75,428,967

Shares issued
in connection
with reinvestment
of distributions	4,734,623	80,630,633

	8,731,619	156,059,600

Shares
repurchased	(8,506,788)	(160,651,673)

Net increase (decrease)	224,831	$ (4,592,073)

Year ended 2/28/05:
Shares sold	6,474,964	$ 118,674,208

Shares issued
in connection
with reinvestment
of distributions	2,395,066	44,955,384

	8,870,030	163,629,592

Shares
repurchased	(9,707,260)	(177,487,305)

Net decrease	(837,230)	$ (13,857,713)

CLASS B	Shares	Amount
Year ended 2/28/06:
Shares sold	586,610	$ 10,231,642

Shares issued
in connection
with reinvestment
of distributions	2,677,271	42,675,708

	3,263,881	52,907,350

Shares
repurchased	(4,391,833)	(78,668,859)

Net decrease	(1,127,952)	$(25,761,509)

Year ended 2/28/05:
Shares sold	1,014,785	$ 17,875,437

Shares issued
in connection
with reinvestment
of distributions	1,437,638	25,762,474

	2,452,423	43,637,911

Shares
repurchased	(5,489,581)	(95,972,890)

Net decrease	(3,037,158)	$(52,334,979)

CLASS C	Shares	Amount
Year ended 2/28/06:
Shares sold	122,961	$2,087,533

Shares issued
in connection
with reinvestment
of distributions	453,007	7,234,517

	575,968	9,322,050

Shares
repurchased	(546,581)	(9,687,998)

Net increase (decrease)	29,387	$(365,948)

Year ended 2/28/05:
Shares sold	140,308	$2,483,231

Shares issued
in connection
with reinvestment
of distributions	221,689	3,979,325

	361,997	6,462,556

Shares
repurchased	(652,239)	(11,472,786)

Net decrease	(290,242)	$ (5,010,230)

CLASS M	Shares	Amount
Year ended 2/28/06:
Shares sold	122,484	$ 2,123,974

Shares issued
in connection
with reinvestment
of distributions	110,356	1,809,832

	232,840	3,933,806

Shares
repurchased	(354,352)	(6,266,613)

Net decrease	(121,512)	$ (2,332,807)

Year ended 2/28/05:
Shares sold	99,319	$ 1,773,774

Shares issued
in connection
with reinvestment
of distributions	54,970	1,005,397

	154,289	2,779,171

Shares
repurchased	(262,472)	(4,693,665)

Net decrease	(108,183)	$(1,914,494)

CLASS Y	Shares	Amount
Year ended 2/28/06:
Shares sold	837,204	$ 15,994,334

Shares issued
in connection
with reinvestment
of distributions	775,812	13,429,298

	1,613,016	29,423,632

Shares
repurchased	(3,429,249)	(62,617,985)

Net decrease	(1,816,233)	$(33,194,353)

Year ended 2/28/05:
Shares sold	3,108,790	$ 58,069,628

Shares issued
in connection
with reinvestment
of distributions	630,015	11,951,398

	3,738,805	70,021,026

Shares
repurchased	(5,035,438)	(95,957,105)

Net decrease	(1,296,633)	$(25,936,079)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2006, management fees paid were reduced by $9,977 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $251,540 for the year ended February 28, 2006. During the year ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $140,978,807 and $130,114,150, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $148,440 was distributed to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund received $306,327 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $145,929,661 as long term capital gain, for its taxable year ended February 28, 2006.

The fund designated 87.7% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2006, the fund hereby designates 66.3% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended February 28, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Bank of America, Lehman Brothers, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 35% of the total brokerage commissions paid for the year ended February 28, 2006.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN069 232864 4/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In March 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics to go into effect in April 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The March 2005 and July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2006	$32,888*	$--	$2,778	$ -
February 28, 2005	$31,463*	$--	$2,750	$166

* Includes fees of $2,610 and $1,213 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended February 28, 2006 and February 28, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended February 28, 2006 and February 28, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $2,778 and $2,916 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-	Tax	All	Total
year	Related	Fees	Other	Non-Audit

ended	Fees		Fees	Fees
February 28,
2006	$ -	$ -	$ -	$ -
February 28,
2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006